                                                                    EXHIBIT 99.3

                           The InterCept Group, Inc.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     For the Year Ended December 31, 1997

                                                   (a)              (b)
                                               Historical     Advance Data      Pro Forma          Pro Forma
                                              Consolidated     Partnership    Eliminations       Consolidated
                                              ------------    ------------    ------------       ------------
Revenues                                       $23,260,082      $1,224,020        $      0        $24,484,102

Cost of services                                10,222,651         289,376               0         10,512,027
Selling, general and administrative expense     10,105,317         537,948               0         10,643,265
Depreciation and amortization                    1,323,771         126,809          28,800  (c)     1,479,380
Loss on impairment of intangibles                  727,500               0               0            727,500
Writeoff of purchased research and
  development cost                                       0               0               0                  0
                                               -----------      ----------        --------        -----------
    Total operating expense                     22,379,239         954,133          28,800         23,362,172
                                               -----------      ----------        --------        -----------

Operating Income                                   880,843         269,887         (28,800)         1,121,930
Interest expense                                  (770,175)        (13,617)              0           (783,792)
Interest and other income, net                     121,535               0         (55,000) (d)        66,535
                                               -----------      ----------        --------        -----------

Income before provision for income taxes
 and minority interest                             232,203         256,270         (83,800)           404,673
Provision for income taxes                         666,125          97,384               0            763,509
Minority interest                                   38,564               0               0             38,564
                                               -----------      ----------        --------        -----------

Net loss before preferred dividends               (395,358)        158,886         (83,800)          (320,272)
Preferred dividends                                (32,000)              0               0            (32,000)
                                               -----------      ----------        --------        -----------

Net loss attributable to common shareholders   $  (427,358)     $  158,886        $(83,800)       $  (352,272)
                                               ===========      ==========        ========        ===========

Pro Forma net loss attributable to common
 shareholders                                  $     (0.06)                                      $      (0.05)
                                               ===========                                       ============

Pro forma weighted average common and common
 equivalent shares outstanding                   6,750,114                                          6,750,114
                                               ===========                                       ============

--------------
(a) Represents the historical consolidated statement of operations of InterCept for the year ended December 31, 1997 contained in the Company's Registration Statement on Form S-1 (Registration No. 333-47197) as declared effective by the Securities and Exchange Commission on June 9, 1998.

(b) Represents the historical statement of operations of Advance Data Partnership ("Advance Data") for the year ended December 31, 1997 included herein.

(c) Reflects the amortization of intangibles related to the acquisition of Advance Data as if it had occurred on January 1, 1997.

(d) Reflects the reduction in interest income related to the acquisition of Advance Data as if it had occurred on January 1, 1997 due to the use of cash to fund the acquisition.

                          The InterCept Group, Inc.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1998

                                                        (a)              (b)
                                                    Historical      Advance Data       Pro Forma           Pro Forma
                                                   Consolidated      Partnership     Eliminations        Consolidated
                                                   ------------     ------------     ------------        ------------
Revenues                                            $20,483,133         $892,889         $      0         $21,376,022

Cost of services                                      8,635,678          189,716                0           8,825,394
Selling, general and administrative expense           7,896,546          474,764                0           8,371,310
Depreciation and amortization                           961,551           74,577           16,800   (c)     1,052,928
Loss on impairment of intangibles                             0                0                0                   0
Writeoff of purchased research and
   development costs                                          0                0                0                   0
                                                    -----------         --------         --------         -----------
      Total operating expense                        17,493,775          739,057           16,800          18,249,632
                                                    -----------         --------         --------         -----------
                                                                                                                    0
Operating Income                                      2,989,358          153,832          (16,800)          3,126,390
Interest expense                                       (329,080)          (2,236)               0            (331,316)
Interest and other income, net                          118,844                0          (32,000)  (d)        86,844
                                                    -----------         --------         --------         -----------

Income before provision for income taxes
     and minority interest                            2,779,122          151,596          (48,800)          2,881,918
Provision for income taxes                            1,076,315           57,606                0           1,133,921
Minority interest                                       (79,886)               0                0             (79,886)
                                                    -----------         --------         --------         -----------

Net loss before preferred dividends                   1,622,921           93,990          (48,800)          1,668,111
Preferred dividends                                     (16,000)               0                0             (16,000)
                                                    -----------         --------         --------         -----------

Net loss attributable to common shareholders        $ 1,606,921         $ 93,990         $(48,800)        $ 1,652,111
                                                    ===========         ========         ========         ===========

Pro Forma net loss attributable to common
 shareholders                                       $      0.20                                           $      0.21
                                                    ===========                                           ===========

Pro forma weighted average common and common
 equivalent shares outstanding                        7,866,960                                             7,866,960
                                                    ===========                                           ===========

--------------
(a) Represents the historical unaudited consolidated statement of operations of InterCept for the nine months ended September 30, 1998 contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

(b) Represents the historical unaudited statement of operations of Advance Data Partnership ("Advance Data") for the seven months ended July 31, 1998 included herein.

(c) Reflects the amortization of intangibles related to the acquisition of Advance Data as if it had occurred on January 1, 1998.

(d) Reflects the reduction in interest income related to the acquisition of Advance Data as if it had occurred on January 1, 1998 due to the use of cash to fund the acquisition.